Exhibit 99.1

October 28, 2026

Rain Enhancement Technologies Granted Extension by Nasdaq Hearings Panel to Evidence Compliance with Listing Criteria

Company’s Class A common stock and warrants continue to trade on The Nasdaq Capital Market under the ticker symbols “RAIN” and “RAINW”

NAPLES, Fla., October 28, 2026 -- Rain Enhancement Technologies Holdco, Inc. (NASDAQ: RAIN) (“RAIN” or the “Company”), a leading provider of ionization rain and snowfall generation technology, today announced that a Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) has granted the Company’s request for continued listing on Nasdaq subject to the Company’s satisfaction of certain conditions, including milestones related to RAIN’s previously announced proposed business combination with Tensor Networks and related financing, and, ultimately, the combined company’s compliance with all applicable criteria for initial listing on Nasdaq by no later than February 16, 2027.

“We appreciate the Panel’s decision, which provides additional time as we execute on our strategic and operational priorities,” said Randy Seidl, CEO of Rain Enhancement Technologies. “We continue to make progress in strengthening the Company’s foundation and advancing the WETA (Weather Enhancement Technology Array) with partners in the United States and abroad. We remain committed to maintaining our Nasdaq listing and to building long-term value for our shareholders.”

About Rain Enhancement Technologies, Inc.

Rain Enhancement Technologies (“RET”) is a wholly-owned subsidiary of RAIN. RET was founded to provide the world with reliable access to water, one of life’s most important resources. To achieve this mission, RET develops, manufactures, and commercializes ionization precipitation generation technology that enhances rainfall and snowpack to address water scarcity challenges. The Company is also developing applications for fog mitigation to expand its weather modification capabilities. RET’s chemical-free, solar-powered technology seeks to transform water resource management for businesses, society, and the planet. To learn more, go to www.investor.rainenhancement.com.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding the Company’s ability to satisfy the conditions of the Panel’s decision and to regain and maintain compliance with Nasdaq listing requirements; (2) statements regarding the proposed business combination with Tensor Networks, the related financing, and the timing and likelihood of their completion; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations, inability to enter into any subsequent definitive agreements with respect to the proposed business combination, or to consummate the proposed business combination; (4) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (5) the inability to complete the proposed business combination with Tensor Networks, including due to failure to obtain approval of the shareholders of RAIN and Tensor Networks or other conditions to closing; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) volatility in RAIN’s stock price following the announcement of the proposed business combination; (11) references with respect to the anticipated benefits of the Company’s WETA platform and technology; (12) references to the market opportunity for rain enhancement technologies and products; (13) the projected technological developments of RET; (14) current and future potential commercial and customer relationships; and (15) other risks and uncertainties included in RAIN’s Annual Report and in the documents filed or to be filed with the SEC by RAIN and Tensor Networks. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the inability to raise additional capital to fund the proposed business combination with Tensor Networks, as well as those set forth in the section entitled “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026, as amended from time to time. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination with Tensor Networks, RAIN intends to file an information statement with the U.S. Securities and Exchange Commission (“SEC”) and other documents regarding the proposed transaction with the SEC. YOU ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. You may obtain a free copy of these materials (when they are available) and other documents filed by RAIN with the SEC at the SEC’s website at www.sec.gov, at the investor relations section of RAIN’s website located at https://investor.rainenhancement.com/.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination between RAIN and Tensor Networks. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This press release does not constitute a solicitation of a proxy. RAIN, Tensor Networks, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of RAIN in favor of the proposed business combination. Information about RAIN’s directors and executive officers is set forth in RAIN’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026, including under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026044121/ea0282265-10k_rainenhan.htm, and RAIN’s Current Report on Form 8-K filed with the SEC on June 9, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026066794/ea0294070-8k_rain.htm. To the extent holdings of RAIN’s securities by its directors or executive officers have changed since the amounts set forth in RAIN’s Annual Report, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0002028293. Additional information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of RAIN’s stockholders generally, will be set forth in the information statement relating to the proposed business combination when it becomes available.

Media Contact

Neal Stein
Technology PR Solutions
321-473-7407
nealjstein@techprsolutions.com

Linda Maynard
Rain Enhancement Technologies
(617) 869-4832
linda@rainenhancement.com

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